Exhibit 10.17.3

EXECUTION

OMNIBUS AMENDMENT TO MASTER REPURCHASE AGREEMENT AND PRICING

SIDE LETTER

Omnibus Amendment, dated as of April 20, 2020 (this “Amendment”), by and between QUICKEN LOANS, LLC (f/k/a QUICKEN LOANS INC.) (the “Seller”) and ROYAL BANK OF CANADA (the “Buyer”).

RECITALS

Buyer and Seller are parties to that certain (a) Master Repurchase Agreement, dated as of July 29, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Repurchase Agreement”; and as further amended by this Amendment, the “Repurchase Agreement”) and (b) the Pricing Side Letter, dated as of July 29, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Pricing Side Letter”; and as further amended by this Amendment, the “Pricing Side Letter”).

Buyer and Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement and Existing Pricing Side Letter be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement and Existing Pricing Side Letter.

Accordingly, Buyer and Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement and Existing Pricing Side Letter is hereby amended as follows:

SECTION 1. Consent to Name Change and Conversion. The Seller has informed Buyer that it intends to convert from a Michigan corporation to a Michigan limited liability company and change its name from “Quicken Loans Inc.” to “Quicken Loans, LLC” (the “Conversion”). The Seller hereby requests that Buyer, and Buyer hereby agrees to, (a) consent to the Conversion on the terms and conditions previously disclosed to Buyer and (b) waive any and all restrictions under the Program Documents solely to the extent breached as a direct result of the conversion.

SECTION 2. Ratification of Security Interest. On and after the Conversion, the Seller hereby ratifies and confirms that is has granted, assigned and pledged to Buyer a fully perfected first priority security interest in the Purchased Items and Related Security.

SECTION 3. Existing Repurchase Agreement Amendments. The Existing Repurchase Agreement is hereby amended by:

3.1          deleting all references to “Quicken Loans Inc.” in their entirety and replacing them with “Quicken Loans, LLC”.

3.2          deleting  Section  12(l)  thereto  in  its  entirety  and  replacing  it  with  the following:

(l)            Chief Executive Office; Chief Operating Office; Jurisdiction of Organization. The Seller’s chief executive and chief operating office on the Effective Date are located at 1050 Woodward Avenue, Detroit, Michigan 48226. Seller’s jurisdiction of organization on the Effective Date is Michigan.

3.3          deleting Section 13(c)(iv) thereto in its entirety and replacing it with the following:

(iv)          not move its chief executive office or its jurisdiction of organization from the locations referred to in Section (l) unless it shall have provided Buyer five (5) Business Days written notice following such change hereof;

SECTION 4.         Pricing Side Letter Amendments. The Existing Pricing Side Letter is hereby amended by deleting all references of “Quicken Loans Inc.” in their entirety and replacing them with “Quicken Loans, LLC”.

SECTION 5.         Conditions Precedent. This Amendment shall become effective as of April 15, 2020 (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

5.1          Security Interest. Evidence that all actions necessary to perfect the interest of the Buyer in the Purchased Items and Related Security with respect to Seller have been taken, including, without limitation, duly authorized and filed Uniform Commercial Code financing statements on Form UCC-1 or Form UCC-3, as applicable;

5.2          Organizational Documents. A certificate of the secretary of Seller, substantially in form and substance acceptable to Buyers in its sole good faith discretion, attaching certified copies of Seller’s formation and organizational documents and resolutions approving the Conversion and transactions thereunder (either specifically or by general resolution) and all documents evidencing other necessary entity action or governmental approvals as may be required in connection with the Program Documents;

5.3          Good Standing Certificate. A certified copy of a good standing certificate from the jurisdiction of organization of Seller;

5.4          Incumbency Certificate. An incumbency certificate of an officer of Seller certifying the names, true signatures and titles of the representatives duly authorized to request transactions under the Program Documents by execution of this Amendment;

5.5          Opinion of Counsel. An opinion of Seller’s counsel addressing those matters as set forth in Section 9(a)(xi) of the Repurchase Agreement.

5.6          Delivered Documents. On the Amendment Effective Date, Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a)           this Amendment, executed and delivered by duly authorized officers of the Buyer and the Seller;

(b)           Amendment No. 1 to Custodial Agreement, executed and delivered by duly authorized officers, as applicable, of the Buyer, the Seller and the Custodian;

(c)           Amendment No. 1 to Electronic Tracking Agreement, executed and delivered by duly authorized officers, as applicable, of the Buyer, the Seller, MERSCORP Holdings, Inc. and Mortgage Electronic Registration Systems, Inc.;

(d)           Power of Attorney, executed and delivered by duly authorized officers, as applicable, of Seller;

(e)           a certificate of the secretary of Seller, attaching certified copies of Seller’s organizational documents and resolutions approving the Conversion (either specifically or by general resolution) and all documents evidencing other necessary company action or governmental approvals as may be required in connection with the Conversion; and

(f)                                   such other documents as Buyer or counsel to Buyer may reasonably request.

SECTION 6.         Representations and Warranties. Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Master Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 12 of the Master Repurchase Agreement.

SECTION 7.         Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement and Existing Pricing Side Letter shall continue to be, and shall remain, in full force and effect in accordance with its terms. From and after the Amendment Effective Date, all references to the Seller in the Repurchase Agreement, the Pricing Letter and any other Program Document shall be deemed to refer to the Seller, as converted pursuant to the Conversion.

SECTION 8.         Counterparts. This Amendment may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument. Counterparts may be delivered electronically. Facsimile, documents executed, scanned and transmitted electronically and electronic signatures shall be deemed original signatures for purposes of this Amendment and all matters related thereto, with such facsimile, scanned and electronic signatures having the same legal effect as original signatures. The parties agree that this Amendment, any addendum or amendment hereto or any other document necessary for the consummation of the transaction contemplated by this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act (“E-Sign Act”), Title 15, United States Code, Sections 7001 et seq., the Uniform Electronic Transaction Act (“UETA”) and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service providers with appropriate document access tracking, electronic signature tracking and document retention as may be reasonably chosen by a signatory hereto.

SECTION 9.         Severability. Each provision and agreement herein will be treated as separate and independent from any other provision or agreement herein and will be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 10.        GOVERNING LAW. THIS AMENDMENT IS GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

ROYAL BANK OF CANADA, as Buyer

By:	/s/ Jonathan King
	Name:	Jonathan King
	Title:	Managing Director

Signature Page to Omnibus Amendment (MRA and PSL)

QUICKEN LOANS, LLC (F/K/A QUICKEN LOANS INC.),
as Seller

By:	/s/ Julie Booth
	Name:	Julie Booth
	Title:	Chief Financial Officer

RBC-Quicken: Omnibus Amendment (MRA and PSL)